Exhibit 32.01

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350,
Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Interactive Systems Worldwide Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer's knowledge, that the Quarterly Report on Form 10-QSB for the quarter ended December 31, 2007 (the “Form 10-QSB”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 19, 2008

By:	/s/ Bernard Albanese
Bernard Albanese
Chairman of the Board and Chief Executive Officer and acting Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code).